UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way, Suite 100, Westminster, CO		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

On October 23, 2020, the Board of Directors (the “Board”) of ARCA biopharma, Inc., a Delaware corporation  (the “Company”), approved, subject to stockholder approval, the ARCA biopharma, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). Our stockholders approved the 2020 Plan at our 2020 Annual Meeting of Stockholders, held on December 10, 2020 (the “2020 Annual Meeting”). The 2020 Plan is the successor to the Amended and Restated ARCA biopharma, Inc. 2013 Equity Incentive Plan. A brief description of the terms and conditions of the 2020 Plan is included under the heading “Proposal 3—Approval of the 2020 ARCA Equity Incentive Plan—Description of the 2020 Plan” in the Company’s definitive proxy materials for the 2020 Annual Meeting, as filed with the U.S. Securities and Exchange Commission on Schedule 14A on October 28, 2020 (the “Proxy Statement”), which description is incorporated herein by reference.

A copy of the 2020 Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 10, 2020, the Company held the 2020 Annual Meeting at which the Company’s stockholders voted upon (i) the election of Company nominees, Dr. Michael R. Bristow and Mr. Robert E. Conway, to the  Board for a three-year term ending at the 2023 Annual Meeting of Stockholders, (ii) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, (iii) the approval of the 2020 Plan and (iv) the approval of, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

The stockholders elected the director nominees, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, approved the 2020 Plan, and approved the resolution concerning the advisory vote on the compensation of the Company’s named executive officers.  The tabulation of votes cast with respect to each matter voted upon, as applicable, was as follows:

1. Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Dr. Michael R. Bristow	1,552,737	273,023	4,509,743
Mr. Robert E. Conway	1,678,034	147,726	4,509,743

2. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstentions	Broker Non-Votes
5,559,453	374,193	401,857	—

3. 2020 Equity Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
1,465,105	320,239	40,416	4,509,743

4. Executive Compensation:

For	Against	Abstentions	Broker Non-Votes
1,403,331	362,698	59,731	4,509,743

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	ARCA biopharma, Inc. 2020 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2020

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ Christopher D. Ozeroff
		Name:	Christopher D. Ozeroff
		Title:	SVP and General Counsel